LIMITED CONSENT TO CREDIT AGREEMENT

THIS LIMITED CONSENT TO CREDIT AGREEMENT (this “Consent”), dated as of August 7, 2020, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).

BACKGROUND

A.The Borrower, certain of the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 31, 2018, as amended by that certain First Amendment to Credit Agreement, dated as of November 8, 2018, that certain Second Amendment to Credit Agreement, dated as of July 31, 2019, that certain Third Amendment and Commitment Increase to Credit Agreement, dated as of December 19, 2019 and that certain Limited Waiver and Fourth Amendment to Credit Agreement, dated as of May 18, 2020 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.The Borrower has advised the Administrative Agent and the Lenders that the Borrower intends to repurchase a portion of the Existing Convertible Notes outstanding as of the date hereof in one or more transactions (the “Repurchase”). The Repurchase is prohibited by Section 7.06(a)(iv) of the Credit Agreement. The Borrower has requested that the Administrative Agent and the Lenders consent to the Repurchase and the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions set forth in this Consent.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1.LIMITED CONSENT. Subject to the conditions to effectiveness set forth in Section 3 hereof, the Lenders and the Administrative Agent hereby consent to the consummation of the Repurchase at any time occurring prior to the maturity of the Existing Convertible Notes and agree that such Repurchase shall not constitute a violation of or default under the Credit Agreement or any other Loan Document, notwithstanding anything in any of the Loan Documents to the contrary. The consent set forth herein is limited to the matter described herein and shall not be deemed to be a consent or agreement to, or waiver or modification with respect to, any other action, event or condition, whether similar or dissimilar, nor obligate Administrative Agent or any Lender to grant or agree to any future consent as to any other action, event or condition, whether similar or dissimilar.

2.REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and after giving effect to the consent set forth in Section 1 hereof:

a.the representations and warranties contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

b.no event has occurred and is continuing which constitutes a Default or Event of Default;

c.(i) the Borrower has full power and authority to execute and deliver this Consent, (ii) this Consent has been duly executed and delivered by the Borrower and (iii) this Consent and the Credit Agreement, as affected hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

d.neither the execution, delivery and performance of this Consent or the Credit Agreement, as affected hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) any Organization Documents of the Borrower or its Subsidiaries, (ii) any Law applicable to the Borrower or its Subsidiaries or (iii) any Contractual Obligation to which the Borrower, the Subsidiaries or any of their respective properties are subject; and

e.no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, the Borrower of this Consent or (ii) the acknowledgement by each Guarantor of this Consent.

3.CONDITIONS OF EFFECTIVENESS. All provisions of this Consent shall be effective upon satisfaction of, or completion of, the following:

a.the Administrative Agent shall have received counterparts of this Consent executed by the Borrower, the Required Lenders and acknowledged by each Guarantor;

b.the representations and warranties set forth in Section 2 of this Consent shall be true and correct; and

c.the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4.REFERENCE TO THE CREDIT AGREEMENT.

a.Upon and during the effectiveness of this Consent, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Consent.

b.Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

5.COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Consent and the other instruments and documents to be delivered hereunder.

6.EXECUTION IN COUNTERPARTS. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Consent, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7.GOVERNING LAW; BINDING EFFECT. This Consent shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that each party shall retain all rights arising under federal law. This Consent shall be binding upon the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and permitted assigns. This Consent is a Loan Document.

8.HEADINGS. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

9.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AFFECTED BY THIS CONSENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date above written.

CARRIAGE SERVICES, INC.

By: /s/ Carl Benjamin Brink
Carl Benjamin Brink
Senior Vice President, Chief Financial
Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Don B. Pinzon Name: Don B. Pinzon Title: Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s/ Adam Rose Name: Adam Rose Title: SVP

REGIONS BANK, as a Lender By: /s/ Matthew N. Walt Name: Matthew N. Walt Title: Director

BBVA USA f/k/a Compass Bank, as a Lender By: /s/ Tom Brosig Name: Tom Brosig Title: Senior Vice President

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

VERITEX COMMUNITY BANK, as a Lender By: /s/ Sam Jarvis Name: Sam Jarvis Title: Vice President

RATIFICATION OF GUARANTORS

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Consent and the Borrower’s execution, delivery and performance thereof; (b) joins the foregoing Consent for the purpose of consenting to and being bound by the provisions thereof; (c) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Consent or any of the provisions contemplated herein; (d) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations of the Borrower under the Credit Agreement, as affected pursuant to the terms of the Consent; and (e) acknowledges and agrees that as of the date of the foregoing Consent, such Guarantor (i) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (ii) has no offsets against, or defenses or counterclaims to, its Guaranty.
The Guarantors:
Carriage Cemetery Services, Inc.
Carriage Cemetery Services of California, Inc.
Carriage Cemetery Services of Idaho, Inc.
Carriage Florida Holdings, Inc.
Carriage Funeral Holdings, Inc. Carriage Funeral Management, Inc.
Carriage Funeral Services of California, Inc.
Carriage Funeral Services of Kentucky, Inc.
Carriage Funeral Services of Michigan, Inc.
Carriage Holding Company, Inc.
Carriage Internet Strategies, Inc.
Carriage Life Events, Inc.
CARRIAGE MANAGEMENT, INC.
Carriage Merger VI, Inc.
Carriage Municipal Cemetery Services of Nevada, Inc.
carriage operations, Inc.
Carriage Pennsylvania Holdings, Inc.

Carriage Services of Connecticut, Inc.
CARRIAGE SERVICES OF LOUISIANA, INC.
Carriage Services of Nevada, Inc.
Carriage Services of New Mexico, Inc.
Carriage Services of Ohio, LLC
Carriage Services of Oklahoma, L.L.C.
Carriage services of tennessee, inc.
Carriage Team California (Cemetery), LLC
Carriage Team California (Funeral), LLC

Carriage Team Florida (Cemetery), LLC
Carriage Team Florida (Funeral), LLC
Carriage Team Kansas, LLC
Cataudella Funeral Home, Inc.
CFS Funeral Services, Inc.
CHC Insurance Agency of Ohio, Inc.
Cloverdale Park, Inc.
Cochrane’s Chapel of the Roses, Inc.
CSI Funeral Services of Massachusetts, Inc.
CSRE HOLDINGS, INC.
Forastiere Family Funeral Service, Inc.
Horizon Cremation Society, Inc.
Hubbard Funeral Home, Inc.
PNCA, INC.
Rolling Hills Memorial Park
Wilson & Kratzer Mortuaries
FAIRFAX MEMORIAL FUNERAL HOME, L.L.C.
CALVARY MEMORIAL PARK, INCORPORATED

By: /s/ Carl Benjamin Brink Carl Benjamin Brink
Treasurer for all